Summary Prospectus August 1, 2018, as supplemented
December 8, 2018

Pear Tree Axiom Emerging Markets World Equity Fund	Ordinary Shares: QFFOX Institutional Shares: QEMAX R6 Shares: QFFRX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.peartreefunds.com/fund-literature. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com. The current prospectus and statement of additional information dated August 1, 2018, as supplemented December 8, 2018, as amended, are incorporated by reference into this summary prospectus.
Beginning January 1, 2021, each Pear Tree Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Pear Tree Funds’ website, www.peartreefunds.com. Shareholders who wish to continue to receive paper copies of a Pear Tree Fund's annual and semi-annual shareholder reports should contact the Fund at 1-800-326-2151 or their financial intermediaries.
Investment Objective: Long-term growth of capital.
Fee Table and Expenses of Emerging Markets Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Emerging Markets Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares	R6 Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.41%	0.40%	0.25%
Total Annual Fund Operating Expenses	1.66%	1.40%	1.25%
Fee Waiver and/or Expense Reimbursement	0.22% (1)	0.34% (1) (2)	0.26% (1) (3)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1)	1.44% (1)	1.06% (1) (2)	0.99% (1) (3)
(1)
The Manager has contractually agreed until July 31, 2019 to waive such portion of the management fees that it would otherwise receive under its agreement with the Trust for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of  $600 million. This fee waiver only may be terminated with the approval of the Trustees.

(2)
The Manager, in its capacity as transfer agent to the Trust, has contractually agreed until July 31, 2019 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with the Trust such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of the net assets of Emerging Markets Fund attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. The aggregate transfer agent fee with respect to Ordinary Shares of each Fund remains unchanged.

(3)
The Manager has contractually agreed until July 31, 2019 to reimburse such portion of the expenses of Emerging Markets Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares is not greater than 0.99 percent of Emerging Markets Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees. The aggregate expenses of Emerging Markets Fund with respect to Ordinary and Institutional Shares remain unchanged.

Example
This example is intended to help you compare the cost of investing in Emerging Markets Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Emerging Markets Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Emerging Markets Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Shares	$147	$502	$882	$1,947
Institutional Shares	$108	$410	$733	$1,650
R6 Shares	$101	$371	$661	$1,488
Portfolio Turnover
Emerging Markets Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Emerging Markets Fund’s performance. During the most recent fiscal year, Emerging Markets Fund's portfolio turnover rate was 50 percent of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, Emerging Markets Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including depository receipts, warrants and rights, of emerging markets issuers. Emerging Markets Fund generally defines an emerging market issuer as an issuer that derives its profit or revenue principally from one or more emerging markets countries, that is, those countries included in the MSCI Emerging Markets Index. In managing Emerging Markets Fund’s portfolio, its sub-adviser may allocate more than 25 percent of the fund’s assets among various regions and countries, although the fund’s principal strategies do not require it to invest such percentages in any specific region or for extended periods. Emerging Markets Fund also may invest in companies of any market capitalization.
In managing Emerging Markets Fund’s assets, its sub-adviser primarily uses a bottom-up, fundamental-research investment process. The sub-adviser looks to invest Emerging Markets Fund’s assets in securities of companies that it believes demonstrate better than generally anticipated progress in its key business drivers. Key business drivers are factors that the sub-adviser has determined could significantly impact a company’s short- and long-term financial performance.
Valuation is an integral consideration in the sub-adviser’s investment process. The sub-adviser considers a company’s current and expected market valuations in order to evaluate its prospects as a potential investment for Emerging Markets Fund’s portfolio. In determining a company’s expected valuation, as well as evaluating the accuracy of its current market valuation, the sub-adviser typically relies on conventional valuation parameters.
Emerging Markets Fund may invest in derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. Emerging Markets Fund may lend its securities, and also may hold cash, or manage its cash by investing in cash equivalents and money market funds.

Principal Investment Risks
It is possible to lose money by investing in Emerging Markets Fund. An investment in Emerging Markets Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Specific Holdings The share price of Emerging Markets Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which Emerging Markets Fund has significant holdings, or weaknesses associated with one or more specific companies in which Emerging Markets Fund may have substantial investments.
Foreign Securities, including Emerging Markets Securities  Emerging Markets Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, political systems that are less stable, are more susceptible to governmental interference, and less liquid and efficient trading markets than those of developed countries. Emerging Markets Fund from time to time also may have assets concentrated in a specific geographic region and/or an individual country depending on the country weights of the MSCI EM, thus exposing Emerging Markets Fund to the specific risks of that region or country. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
Liquidity Risk  To meet shareholder redemption requests and other cash requirements, Emerging Markets Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Active Management Risk The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Emerging Markets Fund’s investments may prove to be incorrect.
Large- and Mid-Capitalization Securities Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Small- and Micro-Capitalization Securities Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Emerging Markets Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Growth and Value Stock Investing Different investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks carry the risk that the market may not recognize their intrinsic value or that they are actually appropriately priced at a low level.
Sector Emerging Markets Fund may have significant investments in one or more specific industry sectors, subjecting it to risks of that sector, which may be greater than general market risk.
Regional/ Country Focus  Emerging Markets Fund does not have a policy of investing a significant portion of its assets in any particular region or country. However, to the extent that Emerging Markets Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country. As a result, Emerging Markets Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Securities Lending Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Emerging Markets Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Emerging Markets Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Derivatives  Emerging Markets Fund’s investments in currency futures and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.
Past Performance
The following bar chart and table provide some indication of the risks of investing in Emerging Markets Fund by showing changes in Emerging Markets Fund’s performance over time. The tables also compare Emerging Markets Fund’s performance to a broad measure of market performance that reflects the type of securities in which Emerging Markets Fund invests. Past performance does not necessarily indicate how Emerging Markets Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.
Notes on Performance
Ordinary Shares and Institutional Shares commenced operations on September 30, 1994 and April 2, 1996, respectively. R6 Shares commenced operations on December 8, 2018. Performance information for R6 Shares will be available after the share class has been offered for a full calendar year. Returns for R6 Shares would have been substantially similar to the returns of Institutional Shares because each share class is invested in the same portfolio of securities, and returns would differ only to the extent that expenses of the classes are different.
Prior to December 8, 2018, Emerging Markets Fund had a different investment sub-adviser and pursued different principal investment strategies.
Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Emerging Markets Fund’s Ordinary Shares.
Calendar year-to-date return of the Ordinary Shares of Emerging Markets Fund as of June 30, 2018 was (9.27)%.
Best Quarter:	Q2 2009	30.76%
Worst Quarter:	Q4 2008	(32.62)%
Average Annual Total Returns for the periods ended December 31, 2017
	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	26.26%	1.15%	(1.27%)
After Tax on Distributions	26.05%	0.98%	(1.40%)
After Tax on Distributions, with Sale	15.31%	1.01%	(0.79%)
Institutional Shares Before Tax	26.68%	1.43%	(1.01%)
R6 Shares Before Tax	N/A	N/A	N/A
MSCI EM Index (reflects no deductions for fees, expenses or taxes)	37.75%	4.73%	2.02%
After-Tax Returns After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. If you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares and R6 Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management
Emerging Markets Fund is managed by Pear Tree Advisors, Inc. Emerging Markets Fund is sub-advised by Axiom International Investors LLC. (“Axiom”). The following employees of Axiom serve as the portfolio managers of Emerging Markets Fund:
Investment Team	Position at Axiom	Manager of the Fund Since
Andrew Jacobson, CFA	Chief Executive Offices, Chief Investment Officer and Lead Portfolio Manager	2018
Bradley Amolis	Managing Director and Lead Portfolio Manager Global Equity Strategy	2018
Christopher Lively, CFA	Managing Director and Lead Portfolio Manger Emerging Markets Equity Strategy	2018
Donald Elefson, CFA	Co-Portfolio Manager Emerging Markets Equity, Emerging Markets World Equity Strategies	2018
Jose Gerardo Morales, CFA	Co-Portfilio Manager Emerging Markets Equity, Emerging Markets World Equity Strategies	2018
Buying and Selling Fund Shares
You may buy or sell shares of Emerging Markets Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper. Purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.
Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*
Institutional Shares: $1,000,000*
Certain wrap programs, registered advisers, certain government plans, Pear Tree Fund affiliates and employees $0
R6 Shares: $100,000**
Certain wrap programs, registered advisers, certain government plans, Pear Tree Fund affiliates and employees $0
Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
*
May be waived by the fund or funds.

**
May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares Institutional Shares: 50 shares R6 Shares: None
Tax Information
Emerging Markets Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of Emerging Markets Fund through a broker-dealer or other financial intermediary (such as a bank), Emerging Markets Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Emerging Markets Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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